Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2021
Intangible Assets Net Excluding Goodwill [Abstract]
Summary of Intangible Assets, Net

Intangible assets consists of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Business Cooperation Agreement	1,535,017	1,554,046
Brand names	321,000	321,000
Non-compete commitment	79,141	79,141
Technology/platform	31,600	31,600
Total	1,966,758	1,985,787
Less: accumulated amortization	(598,917)	(909,976)
Intangible assets	1,367,841	1,075,811